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                                                                  One-Year Cliff

                                                                    EXHIBIT 10.4

                                  NANOGEN, INC.
                            1997 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

        Nanogen, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1997 Stock Incentive Plan (the "Plan").

Date of Grant:__________________________________________________________________

Name of Optionee:_______________________________________________________________

Optionee's Social Security Number:______________________________________________

Number of Shares Covered by Option:_____________________________________________

Exercise Price per Share:  $____________________________________________________
[must be at least 100% fair market value on Date of Grant]

Vesting Start Date:_____________________________________________________________

               Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

        BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.


Optionee:_______________________________________________________________________
                                                   (Signature)

Company:________________________________________________________________________
                                                   (Signature)

               Title:___________________________________________________________




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                                  NANOGEN, INC.
                            1997 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE STOCK OPTION        This Option is intended to be an incentive stock
                              option under section 422 of the Internal Revenue
                              Code and will be interpreted accordingly .

VESTING Your Option vests monthly over a four year period beginning on the Vesting Start Date as shown on the cover sheet. The number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of months of your continuous service with the Company ("Service") (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times 1/48. The resulting number of Shares will be rounded to the nearest whole number. Notwithstanding the above, no shares will vest until you have performed twelve months of Service from the Vesting Start Date. This Option shall be fully vested upon a Change in Control as defined in the Plan. Change in Control does not include any public offering of Shares. No additional Shares will vest after your Service has terminated for any reason.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION           If your Service terminates for any reason except
                              death or Disability, your Option will expire at the close of business at Company headquarters on the 90th day after your termination date. During that 90-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.


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DISABILITY                    If your Service terminates because of your
                              Disability, your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date. (However, if your Disability is not expected to result in death or to last for a continuous period of at least 12 months, your Option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your Service.) During that twelve-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

                              "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE             For purposes of this Option, your Service does not
                              terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                              However, your Service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active work.
                              The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE            When you wish to exercise this Option, you must
                              execute complete and file a Notice of Exercise with the Company. Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT               When you submit submit your Notice of Exercise
                              with the Company, you must include payment of the Exercise Price for the Shares you are purchasing.
                              Payment may be made in one (or a combination) of the following forms:

                            - Your personal check, a cashier's check or a
                              money order.

                            - Shares which you have owned for six months and
                              which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

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                            - To the extent that a public market for the
                              Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                            - Any other form of legal consideration approved
                              by the Committee.

WITHHOLDING TAXES             You will not be allowed to exercise this
                              Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON
EXERCISE  AND RESALE          By signing this Agreement, you agree not to sell
                              any option shares at a time when applicable laws or Company policies prohibit a sale. This restriction will apply as long as you are in the Service of the Company (or a subsidiary).

TRANSFER OF OPTION            Prior to your death, only you may exercise this
                              Option. You cannot transfer or assign this Option except as expressly permitted in the Plan for revocable trusts or as approved by the Committee.
                              For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                              Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS              This Agreement does not give you the right
                              to be retained by the Company in any capacity. The
                              Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS            Neither you, nor your estate or heirs, have any
                              rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                   In the event of a stock split, a stock dividend
                              or a similar change in the Company's Stock, the number of Shares covered by this Option


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                              and the Exercise Price per share may be adjusted
                              pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

APPLICABLE LAW                This Agreement will be interpreted and
                              enforced under the laws of the State of California
                              (without regard to their choice of law
                              provisions).

THE PLAN AND OTHER            The text of the Plan is incorporated in this
AGREEMENTS                    Agreement by reference. Certain capitalized terms
                              used in this Agreement are defined in the Plan.

                              This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

        BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.


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